--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 28, 2006


                         GS Mortgage Securities Corp.
             (as depositor for the GSAA Home Equity Trust 2006-16
                formed pursuant to a Master Servicing and Trust
                  Agreement, relating to the GSAA Home Equity
           Trust 2006-16, Asset-Backed Certificates, Series 2006-16)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                  333-132809-28             13-3387389
------------------------------ --------------------------  ---------------------
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)

          85 Broad Street, New York, New York                     10004
---------------------------------------------------------  ---------------------
       (Address of Principal Executive Offices)                 (Zip Code)

                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
----------  -------------

Item 8.01.  Other Events.
----------  -------------

      On September 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee and as a custodian, JPMorgan Chase Bank, National Association ("JPMorgan") and U.S. Bank National Trust Company ("U.S. Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of September 1, 2006 of $1,436,956,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 27, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On September 28, 2006, GSAA Home Equity Trust 2006-16 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On September 28, 2006, the Company entered into the GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0003-0, PMI Bulk Deal No.: 2006-0842 (the "Primary Mortgage Insurance Policy") issued in the name of Deutsche Bank, as Trustee on behalf of the Trust. The Primary Mortgage Insurance Policy is annexed hereto as Exhibit 99.3.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of September 28, 2006, among Countrywide Home Loans, Inc. ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.4.

      On September 28, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, CHL, Deutsche Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of September 28, 2006, among Avelo Mortgage Corporation ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company,

Avelo, Deutsche Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 1 Assignment Agreement") dated as of September 28, 2006, among Greenpoint Mortgage Funding, Inc. ("Greenpoint"), the Company and GSMC. The Greenpoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, Greenpoint, Deutsche Bank and Wells Fargo. The Greenpoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of September 28, 2006, among National City Mortgage Company ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, NatCity, Deutsche Bank and Wells Fargo. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 1 Assignment Agreement") dated as of September 28, 2006, among PHH Mortgage Corporation ("PHH"), the Company and GSMC. The PHH Step 1 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, PHH, Deutsche Bank and Wells Fargo. The PHH Step 2 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of September 28, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.14.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, Wells Fargo, Deutsche Bank and Wells Fargo. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.15.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 1 Assignment Agreement") dated as of September 28, 2006, among Wachovia

Mortgage Corporation ("Wachovia"), the Company and GSMC. The Wachovia Step 1 Assignment Agreement is annexed hereto as Exhibit 99.16.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, Wachovia, Deutsche Bank and Wells Fargo. The Wachovia Step 2 Assignment Agreement is annexed hereto as Exhibit 99.17.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "First Horizon Step 1 Assignment Agreement") dated as of September 28, 2006, among First Horizon Loan Corporation ("First Horizon"), the Company and GSMC. The First Horizon Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.18.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "First Horizon Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, First Horizon, Deutsche Bank and Wells Fargo. The First Horizon Step 2 Assignment Agreement is annexed hereto as Exhibit 99.19.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

           Not applicable.

(b) Pro forma financial information:
    --------------------------------

           Not applicable.

(c) Exhibits:
    ---------------------------------------------------------------------------

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of September 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank, as trustee and as a custodian, U.S. Bank and JPMorgan, each as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian

Exhibit 99.2 Interest Rate Swap Agreement, dated as of September 28, 2006, between GSAA Home Equity Trust 2006-16 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Primary Mortgage Insurance Policy, dated as of September 28, 2006, issued in the name of Deutsche Bank, as Trustee on behalf of the Trust.

Exhibit 99.4 CHL Step 1 Assignment Agreement, dated as of September 28, 2006, among CHL, GSMC and the Company.

Exhibit 99.5 CHL Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, CHL, Deutsche Bank and Wells Fargo.

Exhibit 99.6 Avelo Step 1 Assignment Agreement, dated as of September 28, 2006, among Avelo, GSMC and the Company.

Exhibit 99.7 Avelo Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.

Exhibit 99.8 Greenpoint Step 1 Assignment Agreement, dated as of September 28, 2006, among Greenpoint, GSMC and the Company.

Exhibit 99.9 Greenpoint Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Greenpoint, Deutsche Bank and Wells Fargo.

Exhibit 99.10 NatCity Step 1 Assignment Agreement, dated as of September 28, 2006, among NatCity, GSMC and the Company.

Exhibit 99.11 NatCity Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, NatCity, Deutsche Bank and Wells Fargo.

Exhibit 99.12 PHH Step 1 Assignment Agreement, dated as of September 28, 2006, among PHH, GSMC and the Company.

Exhibit 99.13 PHH Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, PHH, Deutsche Bank and Wells Fargo.

Exhibit 99.14 Wells Fargo Step 1 Assignment Agreement, dated as of September 28, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.15 Wells Fargo Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Wells Fargo, Deutsche Bank and Wells Fargo.

Exhibit 99.16 Wachovia Step 1 Assignment Agreement, dated as of September 28, 2006, among Wachovia, GSMC and the Company.

Exhibit 99.17 Wachovia Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Wachovia, Deutsche Bank and Wells Fargo.

Exhibit 99.18 First Horizon Step 1 Assignment Agreement, dated as of September 28, 2006, among First Horizon, GSMC and the Company.

Exhibit 99.19 First Horizon Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, First Horizon, Deutsche Bank and Wells Fargo.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 13, 2006


                                   GS MORTGAGE SECURITIES CORP.



                                   By:  /s/ Michelle Gill
                                            -------------
                                        Name:   Michelle Gill
                                        Title:  Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of
Regulation S-K    Description                                          Paper (P) or Electronic (E)
---------------   -----------                                          ---------------------------
      99.1        Master Servicing and Trust Agreement, dated as of               E
                  September 1, 2006, among GS Mortgage Securities
                  Corp., as depositor, Deutsche Bank as trustee and
                  as a custodian, JPMorgan and U.S. Bank, each as a
                  custodian and Wells Fargo as Master Servicer,
                  securities administrator and as a custodian.

      99.2        Interest Rate Swap Agreement, dated as of                       E
                  September 28, 2006, between GSAA Home Equity Trust
                  2006-16 and Goldman Sachs Mitsui Marine Derivative
                  Products, L.P., with Schedule and Confirmation
                  thereto.

      99.3        Primary Mortgage Insurance Policy, dated as of
                  September 28, 2006, issued in the name of Deutsche
                  Bank, as Trustee on behalf of the Trust.

      99.4        CHL Step 1 Assignment Agreement, dated as of                    E
                  September 28, 2006, among CHL, GSMC and the
                  Company.

      99.5        CHL Step 2 Assignment Agreement, dated as of                    E
                  September 28, 2006, among the Company, CHL,
                  Deutsche Bank and Wells Fargo.

      99.6        Avelo Conduit Step 1 Assignment Agreement, dated                E
                  as of September 28,2006, among Avelo, GSMC and
                  the Company.

      99.7        Avelo Step 2 Assignment Agreement, dated as of                  E
                  September 28, 2006, among the Company, Avelo,
                  Deutsche Bank and Wells Fargo.

      99.8        Greenpoint Step 1 Assignment Agreement, dated as                E
                  of September 28, 2006, among Greenpoint, GSMC and
                  the Company.

      99.9        Greenpoint Step 2 Assignment Agreement, dated as                E
                  of September 28, 2006, among the Company,
                  Greenpoint, Deutsche Bank and Wells Fargo.


      99.10       NatCity Step 1 Assignment Agreement, dated as of                E
                  September  28, 2006, among NatCity, GSMC and the
                  Company.

      99.11       NatCity Step 2 Assignment Agreement, dated as of                E
                  September 28, 2006, among the Company, NatCity,
                  Deutsche Bank and Wells Fargo.

      99.12      PHH Step 1 Assignment Agreement, dated as of                     E
                 September 28, 2006, among PHH, GSMC and the
                 Company.

      99.13      PHH Step 2 Assignment Agreement, dated as of                     E
                 September 28, 2006, among the Company, PHH,
                 Deutsche Bank and Wells Fargo.

      99.14      Wells Fargo Step 1 Assignment Agreement, dated as                E
                 of September 28, 2006,among Wells Fargo, GSMC and
                 the Company.

      99.15      Wells Fargo Step 2 Assignment Agreement, dated as                E
                 of September 28, 2006, among the Company, Wells
                 Fargo, Deutsche Bank and Wells Fargo.

      99.16      Wachovia Step 1 Assignment Agreement, dated as of                E
                 September 28, 2006, among Wachovia, GSMC and the
                 Company.

      99.17      Wachovia Step 2 Assignment Agreement, dated as of                E
                 September 28, 2006, among the Company, Wachovia,
                 Deutsche Bank and Wells Fargo.

      99.18      First Horizon Step 1 Assignment Agreement, dated as              E
                 of September 28, 2006, among First Horizon, GSMC
                 and the Company.

      99.19      First Horizon Step 2 Assignment Agreement, dated as              E
                 of September 28, 2006, among the Company, First
                 Horizon, Deutsche Bank and Wells Fargo.